GROUP A FORM OF AWARD

WORLD ACCEPTANCE CORPORATION
RESTRICTED STOCK AWARD AGREEMENT
World Acceptance Corporation, a South Carolina corporation (the "Company"), pursuant to its [2008] [2011] Stock Option Plan, as amended from time to time (the "Plan"), hereby grants to the holder listed below ("Participant"), the number of shares of Restricted Stock (the "Award" or "Target Award") set forth below. The terms and conditions of the Award are set forth below.

PARTICIPANT:	_____________________
GRANT DATE:	December 7, 2012
TOTAL NUMBER OF SHARES OF RESTRICTED STOCK:	_____________________
VESTING SCHEDULE:
None of the Restricted Shares subject to this Award shall vest, and this Award shall terminate in its entirety, should the Company fail to attain the Performance Goal specified in attached Schedule A for the Performance Period.

THIS AGREEMENT, effective as of the Grant Date above, represents the grant of Restricted Stock by the Company to the Participant named above, pursuant to the provisions of the Plan and this Agreement. All capitalized terms shall have the meanings ascribed to them in the Plan, unless specifically set forth otherwise herein. The parties hereto agree as follows:

1.
Grant of Award. The Company hereby grants to the Participant an award of [insert total number of shares] shares of the Company’s Stock subject to the restrictions placed thereon pursuant to the terms of this Agreement ("Restricted Shares"), on the terms and conditions set forth herein and in the Plan.

2.	Terms of Award.

a.
Escrow of Shares. A certificate representing the Restricted Shares shall be issued in the name of the Participant and shall be escrowed with the Human Resources Department or Chief Financial Officer of the Company (the "Escrow Agent") subject to removal of the restrictions placed thereon or forfeiture pursuant to the terms of this Agreement.

b.
Vesting. Except as provided in Section 2(c) below, the Participant shall vest on April 30, 2015 in a number of Restricted Shares based on the attainment and certification of the Performance Goal described on Schedule A for the Performance Period provided that the Participant is employed by the Company through April 30, 2015 (the "Vesting Date"). Notwithstanding the foregoing, if the Participant’s employment is terminated by reason of the Participant’s death, then the Participant’s beneficiary (or if no beneficiary was designated or if no designated beneficiary survives the Participant, then the Participant's estate) shall vest in the maximum number of Restricted Shares in which the Participant could vest, based on the actual level at which the Performance Goals are attained and certified during the Performance Period, as if the Participant remained in the employ of the Company through the end of the Performance Period. Once vested pursuant to the terms of this Agreement, the Restricted Shares shall be deemed "Vested Shares." Any Restricted Shares that do not vest on the Vesting Date shall be immediately forfeited.

c.
Change in Control. Notwithstanding any provision to the contrary in this Agreement, a Participant shall become fully and immediately vested in the Award in the event of the occurrence of a Change in Control, without regard to attainment or certification of the Performance Goal. In the event of the occurrence of a Change in Control, the Vested Shares will be released within a reasonable time thereafter. For purposes of this Agreement "Change in Control" shall mean the occurrence of any of the following events:

i.
The consummation of (1) a merger, consolidation, statutory share exchange or similar form of transactions involving the (x) Company or (y) any Subsidiary, but in the case of this clause (y) only if Company Voting Securities (as defined below) are issued or issuable or, or (2) the sale or other disposition of all or substantially all of the assets of the Company (each of the foregoing events in clauses (1) and (2) being hereinafter referred to as a "Reorganization"), in each case, unless immediately following such Reorganization:

a)
all or substantially all of the individuals and entities who were the Beneficial Owners (as defined below) of the securities eligible to vote for the election of the Board (such securities, the "Company Voting Securities") outstanding immediately prior to the consummation of such Reorganization continue to Beneficially Own more than seventy percent (70%) of the combined voting power of the then outstanding voting securities of the corporation or other entity resulting from such Reorganization (including a corporation or entity that, as a result of such transaction, owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) (the "Continuing Entity") in substantially the same proportions as their ownership, immediately prior to the consummation of the Reorganization, of the outstanding Company Voting Securities (excluding, for purposes of determining such proportions, any outstanding voting securities of the Continuing Entity that such Beneficial Owners hold immediately following the consummation of the Reorganization as a result of their ownership prior to such consummation of voting securities of any corporation or entity involved in or forming part of such Reorganization other than the Company),

b)
no Person (excluding any employee benefit plan (or related trust) sponsored or maintained by the Continuing Entity or any corporation or entity controlled by the Continuing Entity) Beneficially Owns thirty-five percent (35%) or more of the combined voting power of the then outstanding voting securities of the Continuing Entity, and

c)
at least a majority of the members of the board of directors of the Continuing Entity were Incumbent Directors (as defined below) at the time of execution of the definitive agreement providing for such Reorganization or, in the absence of such an agreement, at the time at which approval of the Board was obtained for such Reorganization;

ii.
The Shareholders of the Company approve a plan of complete liquidation or dissolution of the Company, unless such liquidation or dissolution is part of a transaction or series of transactions described in paragraph (i) above that does not otherwise constitute a Change in Control;

iii.
Any Person, corporation or other entity or group shall have become the Beneficial Owner of, or shall have obtained voting control over, thirty-five percent (35%) or more of either the outstanding Stock or the combined voting power of the then outstanding Company Voting Securities; provided, however, that for purposes of this paragraph (iii), the following acquisitions of Stock or Company Voting Securities shall not constitute a Change in Control: (1) any acquisition by the Company or any Subsidiary; (2) any acquisition by an underwriter temporarily holding such securities pursuant to an offering of such securities; (3) any acquisition by any employee benefit plan (or related trust) sponsored by or maintained by the Company or any Subsidiary; and (4) any acquisition upon consummation of a transaction described in paragraph (i) above that does not otherwise constitute a Change in Control under the terms of such paragraph (i); or

iv.
During any period of twenty-four (24) consecutive months, individuals who were members of the Board at the beginning of such period (the "Incumbent Directors") cease at any time during such period for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the beginning of such period whose appointment or election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Directors shall be considered as though such individual were an Incumbent Director, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest or actual or threatened solicitation of proxies or consents by or on behalf of an entity or Person other than the Board.
For purposes of this definition, the term "Person" shall mean any individual, corporation, partnership, group, association or other person, as such term is defined in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act, and the terms "Beneficial Owner," "Beneficially Own" and similar variations of such terms shall have the meaning given in Rule 13d-3 under the Exchange Act.).
The Board shall have full and final authority, in its discretion, to determine whether a Change in Control has occurred, the date of the occurrence of such Change in Control and any incidental matters relating thereto.

d.
Termination of Employment. Notwithstanding the terms of any other written agreement between the Company or any of its Subsidiaries and the Participant, in the event of a termination of the Participant’s employment with the Company or any of its Subsidiaries for any reason other than the Participant’s death prior to the Vesting Date, all unvested Restricted Shares will be immediately forfeited.

e.
Rights as Shareholder. The Participant shall have all the rights of a shareholder with respect to the Restricted Shares, subject to the restrictions herein, including the right to vote the Restricted Shares and to receive all dividends or other distributions paid or made with respect to the Restricted Shares. Any dividends declared and paid by the Company with respect to the Restricted Shares prior to the Vesting Date (the "Accrued Dividends") shall be paid to the Participant only to the extent that the Restricted Shares become Vested Shares. Any Accrued Dividends with respect to the Restricted Shares shall be forfeited to the extent that the Restricted Shares are forfeited. Accrued Dividends with respect to the Vested Shares shall be paid to the Participant within a reasonable time after the Vesting Date, without interest thereon, and any subsequent dividends or other distributions (in cash or other property, but excluding extraordinary dividends) that are declared and/or paid with respect to the Vested Shares shall be paid to the Participant on a current basis.

f.
Certification of Performance Goal. Except in the event of the occurrence of a Change in Control, the Committee shall, as soon as practicable following the end of the Performance Period but in no event later than the Vesting Date, determine and certify, based on the Company’s financial statements, whether and to what level the Performance Goal has been attained during the Performance Period. Such certification shall be final, conclusive and binding on the Participant, and on all other persons, to the maximum extent permitted by law.

g.	Transferability.

i.
None of the Restricted Shares and, upon vesting, the Vested Shares, or any rights or interests therein, may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated in any manner whatsoever, other than by will or by the laws of descent and distribution, until after the second anniversary of the Vesting Date. The terms of the Plan and this Agreement are binding upon the executors, administrators, heirs, successors and assigns of the Participant.

ii.
Participant hereby acknowledges and agrees that Participant shall not offer, pledge, sell, contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, the Vested Shares or enter into any swap, hedging or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Vested Shares held by the Participant until after the second anniversary of the Vesting Date.

h.	Legends. The Restricted Shares, and upon becoming vested, the Vested Shares, shall be subject to the following legend:
"THE SHARES OF STOCK EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO AND ARE TRANSFERABLE ONLY IN ACCORDANCE WITH THAT CERTAIN AWARD AGREEMENT DATED ________ FOR THE WORLD ACCEPTANCE CORPORATION [2008] [2011] STOCK OPTION PLAN. ANY ATTEMPTED TRANSFER OF THE SHARES OF STOCK EVIDENCED BY THIS CERTIFICATE IN VIOLATION OF SUCH AWARD AGREEMENT SHALL BE NULL AND VOID AND WITHOUT EFFECT. A COPY OF THE AWARD AGREEMENT MAY BE OBTAINED FROM THE HUMAN RESOURCES DEPARTMENT OR CHIEF FINANCIAL OFFICER OF WORLD ACCEPTANCE CORPORATION."

i.
Removal of Legend. After the second anniversary of the Vesting Date, and upon Participant’s request, the legend referred to in Section 2(h) shall be removed from the certificates and the Human Resources Department or Chief Financial Officer of the Company shall deliver to the Participant certificates representing such Vested Shares, free and clear of all restrictions, except for any applicable securities laws restrictions.

j.
Delivery of Forfeited Shares. The Participant authorizes the Human Resources Department or Chief Financial Officer to deliver to the Company any and all Restricted Shares that are forfeited under the provisions of this Agreement. The Participant further authorizes the Company to hold as a general obligation of the Company any Accrued Dividends and to pay the Accrued Dividends to the Participant within a reasonable time after the underlying Restricted Shares become Vested Shares.

3.
Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require the Participant or beneficiary to remit to the Company, the employer’s minimum statutory withholding based upon applicable statutory withholding rates for federal, state, and local taxes, domestic or foreign, including payroll taxes, that are applicable with respect to any taxable event arising as a result of this Agreement. The amount of any such withholding shall be determined by the Company. The Participant may satisfy any such tax withholding obligation by any or a combination of the following means: (i) cash payment; (ii) authorizing the Company to withhold from the Vested Shares otherwise issuable to the Participant the number of Shares having a Fair Market Value less than or equal to the amount of the withholding tax obligation; or (iii) delivering to the Company unencumbered shares of Stock owned by the Participant having a Fair Market Value less than or equal to the amount of the withholding tax obligation; provided, however, that with respect to clauses (ii) and (iii) above, the Committee in its sole discretion may disapprove such payment and require that such taxes be paid in cash.

4.
Adjustments. In the event of a change in capitalization described in Section 5.2(e) of the Plan, other than a dividend or other distribution described in Section 2(e) above, then unless such event or change results in the termination of all the Restricted Shares granted under this Agreement, the Committee shall adjust, in an equitable manner and as provided in the Plan, the number and class of shares underlying the Restricted Shares, the maximum number of shares for which the Award may vest, and the share price or class of Stock as appropriate, to reflect the effect of such event or change in the Company’s capital structure in such a way as to preserve the value of the Award.

5.
Employment. Nothing in the Plan or in this Agreement shall confer upon the Participant any right to continue in the employ of the Company or any of its Subsidiaries or affiliated entities, or interfere in any way with the right to terminate the Participant’s employment at any time.

6.
Company Policies. The Participant agrees that the Award will be subject to any applicable clawback or recoupment policies, share trading policies and other policies that may be implemented by the Company’s Board or a duly authorized committee thereof, from time to time.

7.
Notices. Any written notice required or permitted under this Agreement shall be deemed given when delivered personally or electronically, as appropriate either to the Participant or to the Human Resources Department or Chief Financial Officer of the Company, or when deposited in a United States Post Office as registered mail, postage prepaid, addressed as appropriate either to the Participant at the then current address as maintained by the Company or such other address as the Participant may advise the Company in writing, or to the Attention: Human Resources Department or Chief Financial Officer, World Acceptance Corporation, at its headquarters office or such other address as the Company may designate in writing to the Participant.

8.	Failure to Enforce Not a Waiver. The failure of the Company to enforce at any time any provision of this Agreement shall in no way be construed to be a waiver of such provision or of any other provision hereof. Notwithstanding the foregoing, the Committee shall not waive any conditions, goals and restrictions on Restricted Shares intended to qualify as performance-based compensation within the meaning of Code Section 162(m) unless doing so would not cause such award to fail to qualify as performance-based compensation under Code Section 162(m).

9.
Plan Provisions. This Agreement and the rights of the Participant hereunder are subject to all the terms and conditions of the Plan, as the same may be amended from time to time, as well as to such rules and regulations as the Committee may adopt for administration of the Plan. Any inconsistency between the Agreement and the Plan shall be resolved in favor of the Plan.

10.
Acknowledgment of Authority. As a condition of receiving this Award, the Participant agrees that the Committee, and to the extent authority is afforded to the Board, the Board, shall have full and final authority to construe and interpret the Plan and this Agreement, and to make all other decisions and determinations as may be required under the terms of the Plan or this Agreement as they may deem necessary or advisable for the administration of the Plan or this Agreement, and that all such interpretations, decisions and determinations shall be final and binding on the Participant, the Company and all other interested persons.

11.
Code Section 162(m). It is intended that payments pursuant to this Agreement to a Participant who is a "covered employee" within the meaning of Code Section 162(m) shall constitute "qualified performance-based compensation" within the meaning of Code Section 162(m). To the maximum extent possible, this Agreement and the Plan shall be so interpreted and construed.

12.
Section 16 Compliance. Notwithstanding any other provision of the Plan or this Agreement, if Participant is subject to Section 16 of the Securities Exchange Act of 1934 (the "Exchange Act"), the Plan, the Restricted Shares, and this Agreement shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, this Agreement shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

13.
Governing Law. All questions concerning the construction, validity and interpretation of this Agreement shall be governed by and construed according to the laws of the State of South Carolina without regard to conflict of law principles.

14.
Entire Agreement. The Plan and this Agreement (including any exhibit or schedule hereto) constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof.

15.	Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original, but all of which together constitute one and the same instrument.

16.
Severability. In the event one or more of the provisions of this Agreement should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability will not affect any other provisions of this Agreement, and this Agreement will be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

IN WITNESS WHEREOF, the World Acceptance Corporation has executed this Agreement in duplicate on the ___ day of November, 2012.

WORLD ACCEPTANCE CORPORATION

BY:	_____________________________________________
PRINT NAME:	_____________________________________________
Its:	_____________________________________________

I, acknowledge receipt of a copy of the Plan (either as an attachment hereto or that has been previously received by me) and that I have carefully read this Award Agreement and the Plan. I agree to be bound by all of the provisions set forth in this Award Agreement and the Plan.

BY:	_____________________________________________
NAME:	_____________________________________________

SCHEDULE A
PERFORMANCE PERIOD AND PERFORMANCE GOAL

1.	Performance Period. The measurement period for the Performance Goal shall be the period beginning April 1, 2012 and ending March 31, 2015 (the "Performance Period").

2.
Performance Goal. The Performance Goal is based on the Company’s reported earnings per share (“EPS”) as of the end of the Performance Period. EPS shall mean the Company’s publicly reported EPS, adjusted for any change in the accounting literature, which would change the accounting for operating leases to capital leases. The EPS targets are set forth in 3 below.

3.
Vesting. The Restricted Shares will vest on the Vesting Date based on (1) the level of attainment of the Performance Goal over the Performance Period and (2) the Committee's certification of the attainment of the Performance Goal before the Vesting Date, in accordance with the following schedule:

EPS Target	Restricted Shares Eligible for Vesting (Percentage of Target Award)
$10.29	100%
$9.76	67%
$9.26	33%
Below $9.26	0%

a.	The Vesting Date shall be April 30, 2015 (as defined in the Agreement).

b.
The actual number of Restricted Shares that vest for the Performance Period may range from 33% to 100% of the Target Award, with the actual percentage to be determined based on the level which the Committee certifies that the Performance Goal has been attained.

4.
Certification of Performance Goal. Except in the event of the occurrence of a Change in Control, the Committee shall, as soon as practicable following the end of the Performance Period but in no event later than the Vesting Date, determine and certify, based on the Company’s financial statements, whether and to what level the Performance Goal has been attained. Such certification shall be final, conclusive and binding on the Participant, and on all other persons, to the maximum extent permitted by law.

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5.	Maximum Award. The maximum number of Restricted Shares that may become earned and vested pursuant to this Award is [insert total number of Restricted Shares that is on page 1 of the Agreement].

6.
General Vesting Terms. Any fractional Vested Share resulting from the vesting of the Restricted Shares in accordance with the Agreement shall be rounded to the nearest whole number. Any of the Restricted Shares that do not vest as of the Vesting Date shall be forfeited as of the end of the Performance Period. In the event of a termination of the Participant’s employment with the Company or any of its Subsidiaries for any reason other than the Participant’s death prior to the Vesting Date, all unvested Restricted Shares will be immediately forfeited.

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